Exhibit 10.3

SECOND AMENDMENT TO REAL ESTATE SALE CONTRACT

This SECOND AMENDMENT TO REAL ESTATE SALE CONTRACT (this “Amendment”) is made and entered into effective as of the 4th day of November 2013, by and between BELLSOUTH TELECOMMUNICATIONS, LLC, a Georgia limited liability company (“Seller”) and CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser entered into that certain Real Estate Sale Contract effective as of October 1, 2013 as amended by that certain First Amendment to Real Estate Sale Contract dated as of October 30, 2013, with respect to that certain real property located at 402 Franklin Road, Brentwood, Tennessee (as modified, amended or assigned, the “Contract”); and

WHEREAS, Seller and Purchaser desire to amend the Contract as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.        Inspection Period.  Section 1.5 of the Contract is hereby amended and restated in its entirety to read as follows:

“1.5    Inspection Period.  The “Inspection Period” is the period beginning on the Effective Date and ending at 5:00 p.m. Central Daylight Savings Time on November 8, 2013.”

2.        Except as expressly modified or amended herein, all other terms, provisions and conditions of the Contract shall remain in full force and effect. This Amendment may be executed by facsimile or pdf. by e-mail and in counterparts, in which such case, such faxed or e-mailed signatures shall be deemed originals and all such counterparts, when taken together, shall be deemed a single instrument. The Contract and this Amendment contain all the agreements and conditions made between the parties with respect to the sale of the Property, and no statement, promise, representation or inducement relating hereto which is not contained herein shall be valid or binding, and the Contract and this Amendment may be modified or amended only by a writing signed by all parties hereto.

[Signatures Appear on the Following Page.]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be duly executed effective as of the first date set forth above.

SELLER:

BELLSOUTH TELECOMMUNICATIONS, LLC

By: /s/ Francis C. Bishop
Name: Francis C. Bishop
Title: Director Real Estate Transactions

PURCHASER:

CARTER VALIDUS PROPERTIES, LLC

By: /s/ John E. Carter
Name: John E. Carter
Title: Manager

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